Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-3 (No. 33-15150 and No. 333-55610) and S-8 (No. 333-57121,
No.  333-37232,  No. 333-37236 and 333-106701) of Community  Banks,  Inc. of our
report dated January 24, 2003 relating to the financial statements, which appears in this Form 10-K.




/S/ PricewaterhouseCoopers LLP

Harrisburg, Pennsylvania
March 10, 2004